EXHIBIT 10.2
AMENDMENT NO. 5
TO SENIOR SECURED SUPER PRIORITY DEBTOR IN POSSESSION LOAN AGREEMENT
This Amendment No. 5 (this “Amendment”) to the Senior Secured Super Priority Debtor in Possession Loan Agreement, dated as of August 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) is made as of December 12, 2023, and is entered into by and among by and among AMYRIS, INC., a Delaware corporation (the “Parent”), each of the Subsidiaries of the Parent set out in Part 1 of Schedule 1 to this Amendment (together with the Parent, each, a “Borrower” and collectively, the “Borrowers”), the Subsidiaries of the Parent set out in Part 2 of Schedule 1 to this Amendment (such other Subsidiaries of the Parent that are guarantors, each, a “Guarantor” and collectively, the “Guarantors” and, together with the Borrowers, each an “Obligor” and collectively, the “Obligors”), each lender from time to time party hereto (each, a “Lender” and collectively, the “Lenders”) and Euagore, LLC, in its capacity as Administrative Agent (the “Administrative Agent”).
WHEREAS, on August 9, 2023, the Parent and certain of its Subsidiaries filed voluntary petitions with the Bankruptcy Court initiating their respective cases under chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and the management of their business pursuant to Section 1107 and 1108 of the Bankruptcy Code;
WHEREAS, on August 9, 2023, the Obligors and the Lenders entered into the Loan Agreement to provide a super priority multiple-draw senior secured debtor-in-possession term loan credit facility (the “DIP Facility”), with all of the Borrowers’ obligations under the DIP Facility guaranteed by each Guarantor, and the Lenders agreed to extend the DIP Facility to the Borrowers on the terms and subject to the conditions set forth in the Loan Agreement;
WHEREAS, the DIP Facility was approved by the Bankruptcy Court pursuant to the Final Order(I) Authorizing the Debtors (A) to Obtain Postpetition Financing and (B) to Utilize Cash Collateral (II) Granting Adequate Protection to Prepetition Secured Lenders, (III) Modifying the Automatic Stay, (IV) Scheduling a Final Hearing, and (V) Granting Related Relief [Docket No. 558];
WHEREAS, the Obligors and the Lenders have entered into Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 to the Loan Agreement, which modified, among other things, certain milestones in Section 7.25(d) of the Loan Agreement; and
WHEREAS, the Obligors have requested, and the Administrative Agent and the Lenders have agreed, in consideration of the terms and conditions contained herein, to (a) waive certain Defaults and Events of Default triggered by the Obligors, without triggering any of the related rights and obligations of the Obligors and the Secured Parties under the Loan Agreement; and (b) further amend the Loan Agreement in certain respects;
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:
1.Definitions. All terms used herein that are defined in the Loan Agreement or the Final Order and not otherwise defined herein shall have the meanings given to them in the Loan Agreement or, as applicable, the Final Order.

2.Amendments and Consents. The Loan Agreement is modified as follows:
(a)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by deleting the definitions of “Other Amyris Assets Sale Toggle Event” and “Other Amyris Assets Sale Toggle Event Notice.”
(b)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Ad Hoc Group” as follows:
“Ad Hoc Group” means the informal ad hoc group of certain holders of Convertible Notes represented by Paul Hastings LLP, as primary counsel, and Blank Rome LLP, as local counsel, as further described in the Verified Statement of the Ad Hoc Noteholder Group Pursuant to Bankruptcy Rule 2019 [Docket No. 129].
(c)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Ad Hoc Noteholder Group Professional Cap” as follows:
“Ad Hoc Noteholder Group Professional Cap” shall have the meaning ascribed to such term in Section 7.15(c)(v) of this Agreement.
(d)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Administrative Claims” as follows:
“Administrative Claims” shall have the meaning ascribed to such term in the Plan.
(e)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Creditors’ Committee” as follows:
“Creditors’ Committee” means the statutory committee of unsecured creditors appointed in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code by the U.S. Trustee pursuant to the United States Trustee’s Notice of Appointment of Committee of Unsecured Creditors [Docket No. 152] on August 27, 2023, as may be reconstituted from time to time.
(f)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “DSM-Firmenich” as follows:
“DSM-Firmenich” means DSM Finance B.V. and its Affiliates.
(g)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Givaudan” as follows:
“Givaudan” means Givaudan SA and its Affiliates.

(h)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Lavvan Secured Claim” as follows:
“Lavvan Secured Claim” shall have the meaning ascribed to such term in the Plan.
(i)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Plan” as follows:
“Plan” means that certain Second Amended Joint Chapter 11 Plan of Reorganization of Amyris, Inc. and Its Affiliated Debtors (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, in each case in form and substance satisfactory to the Required Lenders and the Administrative Agent (solely with respect to its own treatment) in their sole respective discretion). For avoidance of doubt, the Plan is an Acceptable Plan of Reorganization for the purposes of this Agreement.
(j)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Plan Support Agreement” as follows:
“Plan Support Agreement” means that certain Amended and Restated Plan Support Agreement dated December 12, 2023 (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms) the Debtors and their Affiliates, the Foris Prepetition Secured Lenders, the Secured Parties, and the Other Consenting Stakeholders (as defined therein). For avoidance of doubt, the Plan Support Agreement is an Acceptable Plan Support Agreement for the purposes of this Agreement.
(k)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Sale Option” as follows
“Sale Option” shall have the meaning ascribed to such term in the Plan.
(l)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Plan Effective Date Funding Amount” as follows:
“Plan Effective Date Funding Amount” shall have the meaning ascribed to such term in the Plan.
(m)Effective as of the Effective Date hereof, Section 1 (Definitions and Rules of Construction) of the Loan Agreement is hereby amended by adding the definition of “Plan Effective Date Funding Schedule” as follows
“Plan Effective Date Funding Schedule” shall have the meaning ascribed to such term in the Plan.
(n)With effect from the Effective Date hereof, Section 2.1(a) (Advances) is hereby modified to include the following at the end of Section 2.1(a):
provided further, that the Approved Budget for the period November 20, 2023 to February 15, 2024 shall be the Budget annexed hereto as Exhibit A. For avoidance of doubt, the Budget annexed hereto shall be the controlling Approved Budget for the period of November 20, 2023 to February 15, 2024, which Approved Budget may be amended, modified, supplemented or replaced in accordance with the terms of this Agreement. Notwithstanding anything to the contrary in the DIP Orders or this Agreement, the Debtors will not make any further deposits of funds in the Carve-Out Account prior to the delivery of a Trigger Notice except for such amounts as expressly set forth in the line item “Professional Fee Carve-Out Account Funding” in the Approved Budget.
(o)With effect from the Effective Date hereof, Section 7.15(c)(i) is hereby modified to include the following at the end of Section 7.15(c)(i):
Notwithstanding anything to the contrary in the DIP Orders or this Agreement, the Debtors will not make any further deposits of funds in the Carve-Out Account prior to the delivery of a Trigger Notice except for such amounts as expressly set forth in the line item “Professional Fee Carve-Out Account Funding” in the Approved Budget. On the Plan Effective Date, the Debtors are authorized to use Net Proceeds of from the sale of the Consumer Brands Business and the Other Assets to fund the amounts set forth on the Plan Effective Date Funding Schedule.
(p)With effect from the Effective Date hereof, Section 7.15(c) (Carve-Out Account) is hereby amended by adding new Sections 7.15(c)(v) as follows:
(v)    Notwithstanding anything to the contrary in the DIP Orders or this Agreement, (i) provided that the Creditors’ Committee joins the Plan Support Agreement, the Carve-Out amount for the Committee’s Professionals (as defined in the Final Order) shall be increased by $4,802,000 so that the total Carve-Out amount for the Committee’s Professionals shall be $12,000,000; (ii) provided that if the Debtors join the Plan Support Agreement, the Carve-Out amount for the Debtors’ Professionals (as defined in the Final Order) shall be increased by $12,224,000 so that the total Carve-Out amount for the Debtors’ Professionals shall be $36,718,000; and (iii) provided that if holders of Convertible Notes holding at least 60% of the outstanding principal amount of the Convertible Notes execute a Joinder to the Plan Support Agreement, the Debtors, the Lenders, and the Foris Prepetition Secured Lenders shall enter into a revised reimbursement agreement with the Ad Hoc Noteholder Group Professionals whereby the Debtors shall be authorized to reimburse the Ad Hoc Noteholder Group up to an additional $1,700,000 for fees and expenses incurred by the Ad Hoc Noteholder Group’s Professionals in the Cases, thereby increasing the total amount that the Debtors are authorized to reimburse the Ad Hoc Noteholder Group Professionals up to an aggregate $2,450,000 for fees and expenses incurred by the Ad Hoc Noteholder Group’s Professionals in the Cases (the “Ad Hoc Noteholder Group Professional Reimbursement Amount”). Notwithstanding anything to the contrary in the Final Order or the Plan, the Carve-Out amount for the allowed fees and expenses of the Committee’s Professionals and the Ad Hoc Noteholder Group Professional Reimbursement Amount shall be an aggregate cap on the total allowed amount of fees and expenses paid to all of the Committee’s Professionals and the Ad Hoc Noteholder Group’s Professionals, respectively, in the Cases. For the avoidance of doubt, the Carve-Out amount for the Debtors Professionals (but not the Committee Professionals and the Ad Hoc Noteholder Group Professionals) shall be allocated and applied as to each such Professional identified on the subsidiary schedule to the Approved Budget annexed hereto as Exhibit A – a copy of which having been delivered to and received by the Debtors, the Lenders, the Committee and the Ad Hoc Group.

(q)With effect from the Effective Date hereof, clauses (ii) though (v) of Section 7.25(d) (Certain Case Milestones) are deleted and replaced with:
(iii)     no later than December 8, 2023, the Debtors have commenced the sale and marketing process for the Other Amyris Assets;

(iv)    no later than December 19, 2023, the Bankruptcy Court shall have entered an order approving the bidding procedures for the Other Amyris Assets Sale Transaction (the “Other Amyris Assets Bidding Procedures”); provided, that the Other Amyris Assets Bidding Procedures, and the order approving the Other Amyris Assets Bidding Procedures (the “Other Amyris Assets Bidding Procedures Order”), shall be in form and substance acceptable to the Administrative Agent, and shall include, without limitation, (x) the date upon which preliminary bids and qualified bids for the Other Amyris Assets shall be submitted, which shall not be later than January 16, 2024, and the date the sale hearing for the Other Amyris Assets shall occur, which shall not be later than January 24, 2024, the terms and conditions of acceptance of a qualified bid, and (z) the distribution of 100% of the Net Proceeds from the Other Amyris Asset Sale Transaction, which shall, for the avoidance of doubt, be subject in all respects to the Liens and claims of the Secured Parties and the Foris Prepetition Secured Lenders and shall be paid (I) on the Effective Date of an Acceptable Plan of Reorganization, to fund payment of the Plan Effective Date Funding Amount, (II) to the Secured Parties and/or the Foris Prepetition Secured Lenders in order of priority and applied to the Loans and the Foris Prepetition Obligations as determined by the Lenders and the Foris Prepetition Secured Lenders in their sole discretion, and (III ) any remaining balance, if any, shall be retained by the Debtors for distribution to other holders of allowed claims and interests, as applicable; provided, that as set forth in the DIP Orders, the Administrative Agent and the Foris Prepetition Secured Lenders shall have the right to credit bid up to the full amount of the Secured Obligations and Foris Prepetition Obligations, respectively, in connection with such sale;
(v)     no later than sixty-two (62) calendar days following the Plan Filing Deadline (i.e. December 13, 2023) (the “Disclosure Statement Hearing Order Deadline”), the Bankruptcy Court shall enter an order approving the Acceptable Disclosure Statement, which order shall provide that the date upon which votes to accept or reject the Chapter 11 plan must be submitted shall be no later than thirty-four (34) calendar days following the Disclosure Statement Hearing Order Deadline (i.e. January 16, 2024);
(vi)     if the Sale Option is triggered, no later than one-hundred-five (105) calendar days following the Plan Filing Deadline (i.e. January 25, 2024), the Bankruptcy Court shall enter an order approving the sale of the Other Assets;
(vii)    no later than one-hundred-five (105) calendar days following the Plan Filing Deadline (i.e. January 25, 2024), the Bankruptcy Court shall enter the Acceptable Confirmation Order; provided that the Acceptable Confirmation Order and Chapter 11 Plan shall be in form and substance consistent in all respects with the Plan Support Agreement and in form and substance acceptable to the Administrative Agent; and
(viii)    no later than February 15, 2024, the Plan Effective Date shall occur;
(r)With effect from the Effective Date hereof, Section 7.25(d) is hereby amended by deleting the text in clause (C) thereof its entirety.
(s)With effect from the Effective Date hereof, Sections 8.12(x) and 8.12(y) are deleted and replaced with:
“(x)    if the Plan Support Agreement is executed in accordance with the Plan Support Agreement Milestone, a breach by the Debtors of the Plan Support Agreement or termination of the Plan Support Agreement (other than or with mutual consent of the Plan Support Persons);
(y)    “after the entry of the Other Amyris Assets Bidding Procedures Order, a breach by Debtors of any milestone, deadline or other requirement thereof;
(t)With effect from the Effective Date hereof, Section 8.12 is amended to add new Sections 8.12(z) and 8.12(aa) as follows:

“(z)    the allowed amount, and treatment, of the Lavvan Secured Claim under the Plan is in such form and in such amount that is not acceptable to the Secured Parties in their sole and absolute discretion; and
(aa)    the allowed Administrative Claims exceeds the aggregate amounts set forth on the Plan Effective Date Funding Schedule.
3.Extension of Challenge Period Termination Date. The Challenge Period Termination Date, as defined in the Final Order, is hereby extended to the first to occur of the following: (a) fourteen (14) days after the withdrawal of the Plan, (b) fourteen (14) days after the denial of confirmation of the Plan, or (c) the Plan Effective Date. For the avoidance of doubt, this extension applies to the Creditors’ Committee only.
4.Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)the representations and warranties in Section 4 and in each other Loan Document, certificate or other writing delivered by or on behalf of the Obligors to the Administrative Agent or any Lender pursuant to any Loan Document on or before the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default would result from this Amendment becoming effective in accordance with its terms;
(b)the execution, delivery and performance of this Amendment (i) are within its corporate, partnership, limited partnership or limited liability company power and do not contravene any provision of its organizational documents; (ii) have been duly authorized by all necessary or proper action of each Obligor; (iii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens; (iv) do not violate (A) any Laws or regulations to which it or its Subsidiaries are subject, the violation of which would be reasonably expected to have a Material Adverse Effect or (B) any order, injunction, judgment, decree or writ of any Governmental Authority to which it or its Subsidiaries are subject; (v) do not conflict with, or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture mortgage, deed of trust, lease or agreement or other instrument, in each case, in respect of material Indebtedness to which it or its Subsidiaries is a party or by which it or its Subsidiaries or any of its property is bound; and (vi) do not violate any contract or agreement or require the consent or approval of any other Person or Governmental Authority which has not already been obtained. The individual or individuals executing this Amendment are duly authorized to do so. This Amendment has been duly executed and delivered on behalf of each Obligor party thereto; and

(c)this Amendment upon execution will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
5.Event of Default Waiver. Effective as of the Effective Date hereof, the Administrative Agent hereby waives (a) the Default(s) and Event(s) of Default for violations of the Compliance with Budget Covenant (Section 7.30 of the Loan Agreement) during the period beginning on October 16, 2023 and ending on the last day of the week commencing on November 20, 2023; and (b) the Default(s) and Event(s) of Default for violations of the Notification of Default or Event of Default Covenant (Section 7.14 of the Loan Agreement) during the period beginning on October 16, 2023 and ending on the last day of the week commencing on November 20, 2023.
6.Acknowledgement. Each of the Borrowers hereby acknowledges and agrees that certain Events of Default have occurred as of the date hereof (collectively, the “Existing Defaults”), which but for the Administrative Agent’s agreement to the waivers set forth herein would entitle the Administrative Agent to exercise its respective rights and remedies under the Loan Agreement and the other Loan Documents, applicable law, or otherwise.
7.Conditions to Effectiveness. This Amendment shall become effective only upon the date (the “Effective Date”) on which the Administrative Agent and Required Lenders have received (or waived receipt of) the following documents and other evidence, each in form and substance satisfactory to them:
(a)this Amendment, signed by all Obligors party to it;
(b)the representations and warranties contained in Section 7 and in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).
8.Reaffirmation. Each Obligor, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, in each case, pursuant to any Loan Document, hereby (a) confirms, ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Agreement and each other Loan Document to which it is a party (after giving effect hereto), (b) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date, all references in any such Loan Document to “the Loan Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any Loan Document to which it is party purports to assign or pledge to the Administrative Agent, for the benefit of the Secured Parties, or to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in or Lien on any Collateral as security for the Secured Obligations of the Obligors from time to time existing in respect of the Loan Agreement (as amended hereby) and the other Loan Documents, or otherwise guaranteed the Secured Obligations under or with respect to the Loan Documents, such guarantee, pledge, assignment and/or grant of the security interest or Lien is hereby ratified, reaffirmed and confirmed in all respects and confirms and agrees that such guarantee, pledge, assignment and/or grant of the security interest or Lien hereafter guarantees and secures all of the Secured Obligations as amended hereby. This Amendment does not and shall not affect any of the obligations of the Obligors, other than as expressly provided herein, including, without limitation, the Obligors’ obligations to repay the Advances in accordance with the terms of Loan Agreement or the obligations of the Obligors under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any Loan Document, shall not constitute a waiver of any provision of any Loan Document, and shall not be construed as a substitution or novation of the Secured Obligations which shall remain in full force and effect.
9.No Representations. Each Obligor hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by the Administrative Agent or any Lender in entering into this Amendment.
10.Miscellaneous.
(a)Sections 10.1 (Severability), 10.9 (Consent to Jurisdiction and Venue), 10.10 (Mutual Waiver of Jury Trial) and 10.15 (Counterparts) are deemed incorporated into this Amendment with all necessary changes.
(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. References to “Sections” are to sections of the Loan Agreement, unless otherwise stated.
(c)EXCEPT TO THE EXTENT GOVERNED BY THE BANKRUPTCY CODE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(d)Each Obligor hereby acknowledges and agrees that this Amendment is a “Loan Document”.

(e)With respect to any Obligor, this Amendment is subject in all respects (including with respect to all obligations and agreements of the Obligors provided for hereunder) to the terms of the Interim Order (and, when applicable, the Final Order) and if any provision in this Amendment expressly conflicts or is inconsistent with any provision in the Interim Order or Final Order, the provisions in the applicable DIP Order shall govern and control.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.
COMPANIES:

AMYRIS, INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Interim Chief Executive Officer and Chief Financial Officer

AMYRIS CLEAN BEAUTY, INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

APRINNOVA, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AB TECHNOLOGIES LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS FUELS, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS-OLIKA, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

ADNO SHELL, INC., a Delaware corporation

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

UPLAND 1 LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

AMYRIS-ECOFAB LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Chief Financial Officer

CLEAN BEAUTY 4U HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: CEO & President

AMYRIS CLEAN BEAUTY LATAM LTDA., a Brazilian limited liability company

By: /s/ Daniel Moreira
Name: Daniel Moreira
Title: Legal Director

By: /s/ Claudia Marina Nohara
Name: Claudia Marina Nohara
Title: Chief Financial Officer

INTERFACES INDUSTRIA E COMERCIO DE COSMETICOS LTDA., a Brazilian limited liability company

By: /s/ Claudia Marina Nohara
Name: Claudia Marina Nohara
Title: Chief Financial Officer

By: /s/ Daniel Moreira
Name: Daniel Moreira
Title: Legal Director

AMYRIS    BIOTECNOLOGIA    DO    BRASIL LTDA., a Brazilian limited liability company

By: /s/ Claudia Marina Nohara
Name: Claudia Marina Nohara
Title: Chief Financial Officer

By: /s/ Daniel Moreira
Name: Daniel Moreira
Title: Legal Director

AMYRIS EUROPE TRADING B.V. (NETHERLANDS), a Netherlands limited liability company

By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

AMYRIS BIO PRODUCTS PORTUGAL, UNIPESSOAL, LDA., a Portugal liability company

By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

BEAUTY LABS INTERNATIONAL LIMITED, a United Kingdom limited company

By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

AMYRIS UK TRADING LIMITED, a United Kingdom limited company
By: /s/ Luca Galantucci
Name: Luca Galantucci
Title: Director

CLEAN BEAUTY 4U LLC, a Delaware limited liability company

By: Amyris, Inc.
Its: Manager

By: /s/ Han Kieftenbeld
Name: Han Kieftenbeld
Title: Interim Chief Executive Officer and Chief Financial Officer

CLEAN BEAUTY COLLABORATIVE, INC., a Delaware corporation

By: /s/ Caroline Hadfield
Name: Caroline Hadfield
Title: Chief Executive Officer & President

ADMINISTRATIVE AGENT:

EUAGORE, LLC, a Delaware limited liability company

By: /s/ Barbara S. Hager
Name: Barbara S. Hager
Title: Manager

LENDER:

EUAGORE, LLC, a Delaware limited liability company

By: /s/ Barbara S. Hager
Name: Barbara S. Hager
Title: Manager